DREYFUS MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. for the six-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and interest income generated, of 4.90%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $.312 per share.** This is equivalent to an annualized, Federally tax-free distribution rate per share of 6.61%.***
The Economy
    The United States economy seems to be well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at the 1.4% level for the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for Federal Funds was increased by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and will seek to keep alert to evidence of a potential reversal in direction or an upsurge in inflation.

Market Environment
    The market environment for bonds has been very constructive. During the last six months, yields on long-term, high grade tax-exempt bonds have declined by over one-quarter of a percentage point. During this same time, U.S. Treasury bond yields fell a bit further. Certainly, it has been the uncertain impact of the Asian financial crisis which has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by this drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance last year rose 20% over the previous year, marking 1997 as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace. A record $68 billion of new tax-exempt debt was issued during the first quarter of 1998. The relatively minor correction to lower prices in recent weeks is reflective of the supply build-up.
    We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will impact the U.S. economy. The still strong and expanding economy would normally be a cause for concern to inflation watchers. However, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. While the most recent economic and employment data has been indicative of a strengthening economy, inflation remains quiescent.
    The fixed-income markets are now in the middle of what has historically been a time of year when prices weaken. March and April are generally large debt issuance months in all markets. Based on past experience, it is expected that bonds will lose some ground. However, for the reasons cited, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low and the pace of consumer demand cools somewhat this spring, we believe that any setback to bonds should not be prolonged.
Portfolio Overview
    As discussed in previous communications to shareholders, while the Fund seeks Federally tax-exempt income, opportunities to enhance the dividend distribution are limited. Quality spreads (the yield differential between the higher and lower quality bonds) continue to narrow. While there are many attributable reasons, the factor most cited is the rising percentage of the highest grade (AAA rated) insured bonds. Today, half of all new municipal bond issuance comes to market as insured. The dearth of higher yielding bonds coupled with strong investor demand has driven quality spreads to new lows.
    Further impacting our attempt to add incremental income has been the large decline in interest rates over the past few years. Many of the portfolio securities that were purchased in a higher interest rate environment are now being called by their issuers and replaced with lower coupon debt. Due principally to the lower interest rate environment, it was necessary to reduce the distributed dividend recently. In spite of this modest adjustment, Dreyfus Municipal Income, Inc. generated a competitive 6.61% tax-free distribution rate at the end of the reporting period.

    Looking forward, our focus will continue to be on owning securities meeting our investment criteria. The large slate of new issues scheduled for sale over the next several weeks makes us cautious near-term, but as long as the economic data do not surprise negatively, this could prove to be a good buying opportunity. The market has not made any significant moves in recent weeks, and this condition could persist going forward until a clearer picture of the Asian impact emerges.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

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DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                           MARCH 31, 1998 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments-100.0%                                                              Amount          Value
                                                                                                 _____________  _____________
Alabama-1.4%
Courtland Industrial Development Board, SWDR
  (Champion International Corp. Project) 6.50%, 9/1/2025....................                    $    2,500,000 $    2,735,175
Arizona-1.5%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center
Inc.)
  8.70%, 9/1/2019...........................................................                         2,500,000      2,791,225
California-4.3%
California Housing Finance Agency, MFHR
  6.05%, 8/1/2038 (Insured; MBIA)...........................................                         2,500,000      2,586,125
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2019.....................................................                        18,000,000      5,797,800
Colorado-5.1%
City and County of Denver, Airport Revenue:
  8.25%, 11/15/2012 (Prerefunded 11/15/2000) (a)............................                           560,000        628,718
  8.25%, 11/15/2012.........................................................                         5,940,000      6,581,045
  (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032.......                         2,480,000      2,704,514
Florida-8.9%
Orange County Health Facilities Authority, Revenue
  (Health Facility-Mental Health Services)
  9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)................................                         4,730,000      5,339,460
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.85%, 2/15/2021 (b)....................................................                         6,950,000      5,560,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (b).....................................................                         2,700,000      2,133,000
Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028...........................................................                         3,990,000      4,272,093
Georgia-4.1%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                         6,505,000      7,868,123
Illinois-16.6%
Chicago-O'Hare International Airport, Special Facility Revenue:
  (American Airlines Inc. Project):
    7.875%, 11/1/2025.......................................................                         2,000,000      2,193,280
    Refunding 8.20%, 12/1/2024..............................................                         1,000,000      1,224,540
  (United Airlines Inc. Project):
    8.40%, 5/1/2018.........................................................                         8,025,000      8,567,490
    8.50%, 5/1/2018.........................................................                         2,000,000      2,183,040
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition Program):
    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)..............................                         1,700,000      1,808,273
    8.75%, 3/1/2010 ........................................................                           215,000        226,272

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Illinois (continued)
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition Program)
(continued):
    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)..............................                    $    3,290,000 $    3,681,905
    8.50%, 9/1/2010.........................................................                         1,710,000      1,838,558
Robbins, RRR (Robbins Resource Recovery Partners)
  8.375%, 10/15/2016........................................................                        10,000,000     10,471,500
Indiana-3.0%
Fishers Economic Development, First Mortgage Revenue
  (United Student Aid Funds Inc. Project) 8.375%, 9/1/2014..................                         5,700,000      5,880,006
Kentucky-2.0%
Perry County, SWDR (TJ International Project)
  7%, 6/1/2024..............................................................                         3,500,000      3,880,380
Massachusetts-3.2%
Massachusetts Industrial Finance Agency, Revenue
  (Water Treatment-American Hingham) 6.95%, 12/1/2035.......................                         5,640,000      6,222,443
Michigan-7.8%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group)
  8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a).............................                         7,670,000      9,597,471
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021...........................................................                         5,000,000      5,443,950
Nevada-5.1%
Clark County, IDR:
  Refunding (Nevada Power Co. Project) 5.90%, 10/1/2030.....................                         4,000,000      4,104,680
  (Southwest Gas Corp.):
    7.50%, 9/1/2032.........................................................                         3,000,000      3,353,400
    6.50%, 12/1/2033........................................................                         2,300,000      2,474,616
New Hampshire-4.1%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project) 7.65%, 5/1/2021..............................                         7,500,000      8,019,525
New York-4.7%
New York City:
  8.25%, 11/15/2010.........................................................                           240,000        272,645
  8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)............................                         2,760,000      3,182,004
New York City Industrial Development Agency, Special Facility Revenue
  (American Airlines Inc. Project) 7.75%, 7/1/2019..........................                         3,390,000      3,548,516
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026...........................................................                         2,000,000      2,126,600
North Dakota-.4%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012...................                           797,400        834,256

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                        MARCH 31, 1998 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Pennsylvania-3.1%
Lancaster County Hospital Authority, Revenue
  (Health Center-United Church of Christ Homes Inc.)
  9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a).............................                    $    2,000,000 $    2,190,860
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.60%, 1/1/2019..........................                         3,500,000      3,745,630
South Carolina-1.1%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.55%, 1/1/2016...........................................................                         2,075,000      2,077,552
Texas-11.5%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7.50%, 12/1/2029.........................        .                2,375,000      2,586,612
Austin, Convention Center Revenue
  8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a)............................                         5,275,000      5,745,530
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        4,730,000      5,375,314
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue,
  Refunding (Woodlands Medical Center Project)
  8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)..............................                         4,975,000      5,386,532
Texas Housing Agency, Mortgage Revenue
  (Residential Development):
    8.40%, 7/1/2020.........................................................                         1,305,000      1,366,870
    8.40%, 1/1/2021.........................................................                         1,745,000      1,820,262
Utah-2.2%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)
  9.25%, 7/1/2018 (b).......................................................                         7,000,000      4,201,400
Washington-1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015..........................................................                         2,000,000      2,157,120
West Virginia-5.2%
Braxton County, SWDR (Weyerhaeuser Co. Project)
  6.50%, 4/1/2025...........................................................                         5,000,000      5,487,350
  5.80%, 6/1/2027...........................................................                         4,450,000      4,656,035
Wisconsin-1.9%
Wisconsin Housing and Economic Development Authority, Home Ownership Revenue
  5.75%, 9/1/2028...........................................................                         3,500,000      3,585,190
Wyoming-1.7%
Sweetwater County, SWDR (FMC Corp. Project)
  7%, 6/1/2024..............................................................                         3,000,000      3,359,010
                                                                                                                _____________
TOTAL INVESTMENTS (cost $180,764,997).......................................                                     $193,873,895
                                                                                                                =============
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DREYFUS MUNICIPAL INCOME, INC.

Summary of Abbreviations
HR            Hospital Revenue                                   PCR     Pollution Control Revenue
IDR           Industrial Development Revenue                     RRR     Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                 SFMR    Single Family Mortgage Revenue
                 Insurance Corporation                           SWDR    Solid Waste Disposal Revenue
MFHR          Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                                8.5%
AA                                 Aa                             AA                                 5.0
A                                  A                              A                                  7.8
BBB                                Baa                            BBB                               39.9
BB                                 Ba                             BB                                 4.1
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                     34.7
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Non-income producing security; interest payment in default.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  MARCH 31, 1998 (UNAUDITED)
                                                                                                  Cost               Value
                                                                                                __________________________
ASSETS:                          Investments in securities-See Statement of Investments           $180,764,997        $193,873,895
                                 Interest receivable........................                                             3,987,825
                                 Prepaid expenses...........................                                                13,410
                                                                                                                     _____________
                                                                                                                       197,875,130
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             135,364
                                 Cash overdraft due to Custodian............                                               213,832
                                 Accrued expenses...........................                                                66,070
                                                                                                                     _____________
                                                                                                                           415,266
                                                                                                                     _____________
NET ASSETS..................................................................                                          $197,459,864
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                          $189,410,213
                                 Accumulated undistributed investment income-net261,712
                                 Accumulated net realized gain (loss) on investments                                    (5,320,959)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                                   13,108,898
                                                                                                                     _____________
NET ASSETS .................................................................                                          $197,459,864
                                                                                                                     =============
SHARES OUTSTANDING
(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                            20,330,847
NET ASSET VALUE per share...................................................                                                 $9.71
                                                                                                                            ======
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $6,432,144
EXPENSES:                        Management fee-Note 3(a)...................                     $  681,297
                                 Shareholder servicing costs-Note 3(b)......                         36,350
                                 Shareholders' reports......................                         31,775
                                 Directors' fees and expenses-Note 3(c).....                         19,869
                                 Professional fees..........................                         16,040
                                 Custodian fees-Note 3(b)...................                          7,135
                                 Registration fees..........................                          6,261
                                 Miscellaneous..............................                          5,816
                                                                                                 __________
                                     Total Expenses.........................                                           804,543
                                                                                                                   ___________
INVESTMENT INCOME-NET.......................................................                                         5,627,601
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $   (25,145)
                                 Net unrealized appreciation (depreciation) on investments                           4,036,422
                                                                                                 __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,011,277
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,638,878
                                                                                                                   ===========
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   March 31, 1998         Year Ended
                                                                                    (Unaudited)        September 30, 1997
                                                                                 ________________      ____________________
OPERATIONS:
  Investment income-net...............................................             $    5,627,601             $  12,309,380
  Net realized gain (loss) on investments.............................                    (25,145)                1,028,768
  Net unrealized appreciation (depreciation) on investments...........                  4,036,422                (1,484,982)
                                                                                    _____________             _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                  9,638,878                11,853,166
                                                                                    _____________             _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                 (6,335,444)              (12,954,025)
                                                                                    _____________             _____________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................                    578,617                 1,513,339
                                                                                    _____________             _____________
    Total Increase (Decrease) in Net Assets...........................                  3,882,051                   412,480
NET ASSETS:
  Beginning of Period.................................................                193,577,813               193,165,333
                                                                                    _____________             _____________
  End of Period.......................................................               $197,459,864              $193,577,813
                                                                                    =============             =============
UNDISTRIBUTED INVESTMENT INCOME-NET...................................           $        261,712          $        969,555
                                                                                    _____________             _____________
                                                                                       Shares                     Shares
                                                                                    _____________             _____________
CAPITAL SHARE TRANSACTIONS:
    Increase In Shares Outstanding as a Result of Dividends Reinvested                     57,937                   156,460
                                                                                    =============             =============
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                           Six Months Ended
                                                            March 31, 1998          Year Ended September 30,
                                                                        _____________________________________________
PER SHARE DATA:                                        (Unaudited)      1997      1996      1995       1994      1993
                                                        __________      ______    ______    ______     ______   ______
    Net asset value, beginning of period..               $  9.55       $  9.60   $  9.74   $  9.41     $10.45   $10.06
                                                         ______         ______    ______    ______     ______   ______
    Investment Operations:
    Investment income-net.................                  .28            .61       .64       .65        .67      .71
    Net realized and unrealized gain (loss)
      on investments......................                  .19           (.02)     (.16)     .35        (.93)     .44
                                                         ______         ______    ______    ______     ______   ______
    Total from Investment Operations......                  .47            .59     .48       1.00        (.26)    1.15
                                                         ______         ______    ______    ______     ______   ______
    Distributions:
    Dividends from investment income-net..                 (.31)          (.64)     (.62)     (.67)      (.70)    (.70)
    Dividends from net realized gain on investments          --             --        --        --       (.08)    (.06)
                                                         ______         ______    ______    ______     ______   ______
    Total Distributions...................                 (.31)          (.64)     (.62)     (.67)      (.78)    (.76)
                                                         ______         ______    ______    ______     ______   ______
    Net asset value, end of period........              $  9.71        $  9.55   $  9.60   $  9.74    $  9.41   $10.45
                                                         ======         ======    ======    ======     ======   ======
    Market value, end of period...........             $  97\16       $  103\8  $  99\16  $   93\8   $   87\8 $  103\4
                                                         ======         ======    ======    ======     ======   ======
TOTAL INVESTMENT RETURN(1)................               (12.33%)(2)     15.90%     8.83%    13.48%    (10.77%)  10.30%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .83%(2)        .82%      .83%      .85%       .84%     .83%
    Ratio of net investment income
      to average net assets...............                 5.78%(2)       6.36%     6.61%     6.86%      6.76%    7.01%
    Portfolio Turnover Rate...............                 3.10%(3)      10.67%     8.56%    36.09%     14.41%   11.94%
    Net Assets, end of period (000's Omitted)          $197,460       $193,578  $193,165  $195,517   $188,730 $206,999
(1)    Calculated based on market value.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Income, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon
Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities
(excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors.
Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the
Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).
Other investments (which constitute a majority of the portfolio securities)
are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.
Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than
95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On March 31, 1998, the Board of Directors declared a cash dividend of
$.048 per share from investment income-net, payable on April 29, 1998 to shareholders of record as of the close of business on April 15, 1998.

DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $5,300,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1998.
    (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged
$19,314 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1998, the Fund was charged $7,135 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $7,500,000 and $5,932,300, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $13,108,898, consisting of $17,288,936 gross unrealized appreciation and $4,180,038 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

OFFICERS AND DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President, Assistant Treasurer
and Assistant Secretary
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Christopher J. Kelley
Vice President and Assistant Secretary
    Kathleen K. Morrisey
Vice President and Assistant Secretary
    Elba Vasquez
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DMF
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday;
Wall Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660









Printed in U.S.A.                            856SA983
Registration Mark
[Dreyfus logo]
Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1998